Summary ProspectusMay 7, 2010

T. Rowe Price Diversified Small-Cap Growth
Fund — PRDSX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated May 1, 2010, and Statement of Additional Information, dated May 1, 2010.

Investment Objective

The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	1.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.73%
Total annual fund operating expenses	1.39%
Fee waiver/expense reimbursement	0.14%b
Total annual fund operating expenses after fee waiver/expense reimbursement	1.25%b

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bEffective May 1, 2010, T. Rowe Price Associates, Inc. agreed (through April 30, 2012) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, and extraordinary items) that would cause the fund`s ratio of expenses to average net assets to exceed 1.25%. Termination of the agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.25%) are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund`s expense ratio is below 1.25%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.25%.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$127	$421	$743	$1,652

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 27.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in small-cap growth companies defined as those whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index. (A company`s market capitalization is determined by multiplying its shares outstanding by its stock price.) As of December 31, 2009, the market capitalization range for the MSCI US Small Cap Growth Index was approximately $51 million to $6.5 billion. The market capitalization of the companies in the fund`s portfolio and the MSCI US Small Cap Growth Index changes over time, and the fund will not sell a stock just because the company has grown to a market capitalization outside the range. The fund seeks to invest in a broadly diversified portfolio of securities and the top 25 holdings will not, under normal circumstances, constitute more than 50% of the fund`s assets. This broad diversification helps to minimize the effects of individual security selection on fund performance.

The fund employs a number of quantitative models developed by T. Rowe Price to identify stocks that could be included in the portfolio. Based on these models and fundamental research, the portfolio is constructed in a "bottom up" manner which takes into consideration stock characteristics, such as projected earnings and sales growth

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rates, valuation, capital usage, and earnings quality. We also consider portfolio risk characteristics in the process of portfolio construction. In building the investment models and adjusting them as needed, the fund draws on T. Rowe Price`s experience in small-cap growth investing—quantitative and fundamental research, portfolio strategy, and trading. Most of the stocks purchased by the fund will be in the size range described above. However, the fund may on occasion purchase a stock whose market capitalization exceeds the range, and it will not automatically sell a stock just because the company`s market capitalization has grown beyond the upper end of the range.

While most assets will be invested in U.S. common stocks, the fund may invest in other securities, including convertible securities, and use foreign stocks, futures, and options in keeping with the fund`s objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Market capitalization risk  Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the fund invests primarily in securities issued by small-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

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Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Foreign investing risk  This is the risk that the fund`s investments in foreign securities may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

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Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
Diversified Small-Cap Growth Fund
Returns before taxes	37.98%	1.88%	0.18%
Returns after taxes on distributions	37.98	1.41	-0.12
Returns after taxes on distributions and sale of fund shares	24.69	1.60	0.13
MSCI US Small Cap Growth Index	41.97	2.58	1.89
Lipper Small-Cap Growth Funds Index	38.03	0.25	-0.63

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

Portfolio Manager  Sudhir Nanda is Chairman of the fund`s Investment Advisory Committee. Mr. Nanda has been chairman of the committee since 2006 and he joined T. Rowe Price in 2000.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

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Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

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F120-045 5/7/10

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202